UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

                          Science Dynamics Corporation
                          ----------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                    000-10690                  22-2011859
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification No.)




                         7150 N. Park Drive, Suite 500
                             Pennsauken, NJ 08109
             (Address of principal executive offices and Zip Code)

      Registrant's telephone number, including area code: (856) 910-1166

                                  Copies to:
                           Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                            New York, New York 10018
                             Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.


On September 1, 2004, M3 Acquisition Corp., a New Jersey corporation and a majority owned subsidiary of Science Dynamics Corporation (the "Company"), entered into an Asset Purchase Agreement (the "Agreement") with Modern Mass Media Group, Inc., a New Jersey corporation. Pursuant to the Agreement, M3 Acquisition Corp. sold substantially all of its tangible and intangible assets that were used in its audio and visual systems integration business, including: (a) all related intellectual property; (b) all fixed assets; (c) all customer lists; and (d) the goodwill associated therewith; all free and clear of any security interests, mortgages and other encumbrances. The assets sold under the Agreement were valued by the Company at $812,452, which includes $250,498 of goodwill. In consideration for the assets sold under the Agreement, Modern Mass Media Group, Inc. assumed liabilities of M3 Acquisition Corp. amounting to $1,116,749, although M3 Acquisition Corp. did not receive releases from its creditors.

Paul Burgess, Chief Operating Officer of the Company, incorporated
Modern Mass Media Group and is an executive officer of Modern Mass Media Group. Mr. Burgess has agreed to remain an officer of Modern Mass Media Group to facilitate the transition in ownership of the assets sold under the Agreement. Mr. Burgess also has the right to purchase shares of common stock of Modern Mass Media Group in an amount and at a price to be determined at such time that Mr. Burgess decides to purchase such shares. The Company's management believes that the terms of the Agreement are at least as favorable to the Company as could have been obtained from an unrelated third party.

In connection with the asset sale, on October 21, 2004, Laurus Master
Fund, Ltd. consented to the asset sale according to the terms of the Agreement. Laurus Master Fund, Ltd. also consented to the filing of a UCC-3 to release its security interest in the assets of M3 Acquisition Corp., where applicable, to effect the asset sale.


Item 2.01 Completion of Acquisition or Disposition of Assets.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

         Not applicable.

     (b) Pro forma financial information.

         Science Dynamics Corp. and Subsidiaries Unaudited combined Pro Forma Balance Sheet as of June 30, 2004, unaudited combined Pro Forma Statement of Operations for the Six months ended June 30, 2004; Unaudited combined Pro Forma statement of Operations for the year ended December 31, 2003.

     (c) Exhibits.

Exhibit
Number                                 Description
-----------------------------------------------------------------------------
2.1 Asset Purchase Agreement effective September 1, 2004 between Modern Mass Media Group, Inc. and M3 Acquisition Corp., a subsidiary of Science Dynamics Corporation.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Science Dynamics Corporation


Date: October 22, 2004

                                            /s/ Alan C. Bashforth
                                            ---------------------
                                            Alan Bashforth
                                            President and Chief
                                            Executive Officer

            UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma combined balance sheet of Science Dynamics Corp.as of June 30, 2004 gives effect to the Pro Forma events described below as if such events occurred at June 30, 2004. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 give effect to the pro forma events as if such events occurred on January 1, 2003. The unaudited pro forma consolidated financial statements are based upon the historical financial statements of Science Dynamics Corp. and MMM for each period presented. In the opinion of Science Dynamics and Modern Mass Media management, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made in accordance with Article 11 of SEC Regulation S-X.

The pro forma event is Science Dynamics sale of $812,452 in assets, which includes $250,498 of goodwill and the assumption of M3 liabilities amounting to $1,116,749 of its majority owned subsidiary M3 Acquisition Corp.

                               SCIENCE DYNAMICS

                  INDEX TO UNAUDITED FINANCIAL STATEMENTS



                                                                     Pages
                                                                     -----



Unaudited Pro Forma Combined Statement of Operations for
the year ended December 31, 2003                                       1

Unaudited Pro Forma Combined Balance Sheet as of June 30, 2004         2

Unaudited Pro Forma Combined Statement of Operations for
the period ended June 30,2004                                          3

Notes to Unaudited Pro Forma Combined Financial Statements             4


                                    Science Dynamics Corporation & Subsidiaries
                      Unaudited Pro Forma Consolidated Condensed Statement of Operations
                                           Year ended December 31, 2003



                                      Science          Modern Mass                         Science
                                      Dynamics            Media          Pro Forma         Dynamics
                                     Historical        Historical(1)    Adjustments        Pro Forma
                                     ----------        ----------       -----------        ---------



Net Sales                           $ 4,108,510       $ 2,617,676                         $ 1,490,834
                                     ----------        ----------        ----------        ----------


Operating costs and expenses:

  Cost of sales                       1,940,959         1,516,974                             423,985
  Research and development              382,764                 -                             382,764
  Selling, general
    and administrative                2,952,218         1,521,396                           1,430,822
                                     ----------        ----------        ----------        ----------

                                      5,275,941         3,038,370                           2,237,571
                                     ----------        ----------        ----------        ----------


Operating income  (loss)             (1,167,431)         (420,694)                           (746,737)

Other income (expenses):
 NJ NOL                                 217,021                 -                             217,021
 Sale of Intangible Asset             1,350,000                                             1,350,000
 Write Down of Assets                  (105,603)         (105,603)
 Other Income                                 -                 -                                   -
 Interest expense                      (199,713)             (768)                           (198,945)
 Finance Expense                       (125,942)                -                            (125,942)
                                     ----------        ----------        ----------        ----------
 Net Loss before cumulative effect
 of accounting change                   (31,668)         (421,462)                            389,794



Cumulative effect of
accounting Change                      (250,499)                     (2)    250,499                 -
                                     ----------        ----------        ----------        ----------
Net Income (Loss)                 $    (282,167)       $ (421,462)      $   250,499       $   389,794

Net Income  (Loss) per
common share
  Basic                                   (0.01)                                                 0.01
  Diluted                                 (0.01)                                                 0.01

Weighted average shares
outstanding
  Basic                              41,418,655                                            41,418,655
  Diluted                            41,418,655                                            69,495,535


    The accompanying notes are integral part of this unaudited Pro Forma  Statement of Operation

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


                                     Science Dynamics Corporation & Subsidiaries
                            Unaudited Pro Forma Consolidated Statement of Balance Sheet
                                                 June 30, 2004




                                      Science          Modern Mass                         Science
                                      Dynamics            Media          Pro Forma         Dynamics
                                     Historical        Historical(1)    Adjustments        Pro Forma
                                     ----------        ----------       -----------        ---------


Current assets:
  Cash and cash equivalents         $    78,483       $    (8,838)                        $   69,645
  Accounts receivable - trade           531,553          (262,237)                           269,316

  Inventories  133,345                  (72,047)                                              61,298
  Other current assets                    2,842               (30)                             2,812
                                     ----------        ----------        ----------        ---------
     Total current assets               746,223          (343,152)                           403,071
                                     ----------        ----------        ----------        ---------

 Property and equipment, net            140,063           (47,193)                            92,870
 Deferred Asset                          21,955                 -                             21,955
 Other assets                             2,812                                                2,812
 Goodwill                                     -                                                    -
                                     ----------        ----------        ----------       ----------
       Total assets                 $   911,053          (390,345)                       $   520,708
                                     ==========        ==========        ==========       ==========


 LIABILITIES AND SHAREHOLDERS' EQUITY

 Current liabilities:
  Short term payable                $   261,860        $  (80,000)                       $   181,860
  Current portion of
  convertible note                            -                 -                                  -
    Customer deposits                   191,290           (61,290)                           130,000
    Deferred Income                      44,377           (44,377)                                 -
    Revolving Credit Line               227,998                                              227,998
    SBA Loan                             50,000                                               50,000
    Loan payable stockholders           163,192                 -                            163,192
    Accounts payable                  1,328,520          (472,646)                           855,874
    Accrued expenses                    550,908           (63,660)                           487,248
    Convertible Debenture             1,198,360                 -                          1,198,360
                                     ----------        ----------        ----------        ---------
     Total current liabilities        4,016,505          (721,973)                         3,294,532
                                     ----------        ----------        ----------        ---------


 Long term liabilities:
 Long term Debt                         332,963          (240,000)                            92,963
 Non current portion of bank note             -                 -                                  -
                                     ----------        ----------        ----------        ---------

 Total liabilities                 $  4,349,468       $  (961,973)                        $3,387,495


 Shareholders' equity -
    Common stock - .01 par value,
      200,000,000 shares authorized,
       43,844,455 issued
       43,718,655 outstanding
        in 2004 .                       458,505                                              458,505
    Preferred stock, .01 par value,
      no shares issued and
      outstanding                             -                 -                                  -
    Additional paid-in capital       15,944,517                 -                         15,944,517
    (Deficit)                      (19,443,604)           571,627                        (18,871,976)
                                     ----------        ----------        ----------        ---------
                                    (3,040,582)           571,627                         (2,468,955)

    Common stock held in treasury,
     at cost                          (397,833)                 -                           (397,833)
                                     ----------        ----------        ----------        ---------
    Total shareholders' equity      (3,438,415)           571,627                         (2,866,788)
                                     ----------        ----------        ----------        ---------
    Total liabilities and
    shareholders' equity            $  911,053        $  (390,345)                        $  520,708
                                     ==========        ==========        ==========        =========


             The accompanying notes are integral part of this unaudited Pro Forma  Balance Sheet

-2-



                                     Science Dynamics Corporation & Subsidiaries
                               Unadudited Pro Forma Combined Statement of Operations
                                                      June 30, 2004


                                      Science          Modern Mass                         Science
                                      Dynamics            Media          Pro Forma         Dynamics
                                     Historical        Historical(1)    Adjustments        Pro Forma
                                     ----------        ----------       -----------        ---------



Net Sales                           $ 2,581,451       $(1,442,245)                        $1,139,206

Total Cost of Sales                     984,697          (795,177)                           189,520
                                     ----------        ----------        ----------        ---------

Gross  Profit                         1,596,754          (647,068)                           949,686
                                     ----------        ----------        ----------        ---------


Operating costs and expenses:

  Research and development              153,423                 -                            153,423
  Selling, general and
  Administrative                      1,450,687          (823,279)                           627,408
                                     ----------        ----------        ----------        ---------

Total Operation Expenses              1,604,110          (823,279)                           780,831

   Write-off of Goodwill                250,498                      (2)   (250,498)               -
                                     ----------        ----------        ----------        ---------

Total Operating income  (loss)         (257,854)          176,212           250,498          168,855



Other income (expenses):
 Sale of Intangable Asset                60,000                                               60,000
 Write Down of Assets                                                                              -
 Other Income                            (4,809)           (4,809)                                 -
 Interest expense                       (75,407)                -                            (75,407)
 Finance Expense                        (44,891)                -                            (44,891)
                                     ----------        ----------        ----------        ---------
                                        (55,489)            4,809                            (60,298)



Net Income (Loss)                  $   (313,343)      $   181,021       $   250,498       $  118,176
                                     ==========        ==========        ==========        =========

Net (Loss) per common
share Basic                               (0.01)                                                0.00
Net (Loss) per common
 share Diluted                            (0.00)                                                0.00

Weighted average shares
outstanding Basic                    45,612,134                                           45,612,134
Weighted average shares
outstanding Diluted                  45,612,134                                           66,679,089

          The accompanying notes are integral part of this unaudited Pro Forma  Balance Sheet


Notes to Science Dynamics Unaudited Pro Forma
Consolidated Financial Information


1.	Elimination of the historical information from Modern Mass Media


2.	In accordance with SFAS 142, Goodwill and Other Intangible Assets,
        Science Dynamics tests goodwill and other intangible assets for impairment during the fourth quarter of each year and on an interim date should factors or indicators become apparent that would require an interim test. For pro forma purposes no impairment adjustments would be necessary.

-4-